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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.
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             (Exact name of registrant as specified in its charter)


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            DELAWARE                   333-107958               01-0791848
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  (State or Other Jurisdiction        (Commission            (I.R.S. Employer
        of Incorporation              File Number)        Identification Number)
390 Greenwich Street, 4th Floor
New York, New York                                             10013
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635






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Item 7.     FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:



                                                    Item 601(a) of
                                                    Regulation S-K
Exhibit No.              Exhibit No.                Description
-----------              -----------                -----------
  1                        5.1                      Opinion and Consent of
                                                    Thacher Proffitt & Wood LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 30, 2004
                                         CITIGROUP MORTGAGE LOAN TRUST
                                         INC.

                                         By: /s/ Matthew R. Bollo
                                            --------------------------------
                                         Name:   Matthew R. Bollow
                                         Title:  Assistant Vice President

                                  EXHIBIT INDEX




                       Item 601(a) of
                       Regulation S-K
   Exhibit No.           Exhibit No.                Description
   -----------           -----------                -----------
        1                    5.1                    Opinion and Consent of
                                                    Counsel